ESSA Bancorp Supplement to 3Q 2020 Earnings Release August 12, 2020 Exhibit 99.1

Forward-Looking Statements Certain statements contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including compliance costs and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity, and the Risk Factors disclosed in our annual and quarterly reports. In addition, the COVID-19 pandemic continues to have an adverse impact on the Company, its customers and the communities it serves. The adverse effect of the COVID-19 pandemic on the Company, its customers and the communities where it operates will continue to adversely affect the Company’s business, results of operations and financial condition for an indefinite period of time.   The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Paycheck Protection Program Loans Loan Segment by Balance Total # of Loans Average Loan Size Eastern Pennsylvania Core Market Out of Market $0 - $150,000 554 $35,802 540 14 $150,000 - $350,000 51 $215,241 51 0 $350,000 - $500,000 18 $404,394 17 1 $500,000 - $1,000,000 19 $715,126 16 3 > $1,000,000 11 $2,226,564 11 0 TOTAL 653 $116,647 635 18 Outstanding PPP loans as of July 31, 2020 were $76.17 million Note: Data as of 7/31/2020.

Risk Assessment Discussion  The Company uses a ten-point internal risk-rating system to monitor the credit quality of the overall loan portfolio. The first six categories are considered not criticized and are aggregated as Pass-rated. The criticized rating categories utilized by management generally follow bank regulatory definitions. ESSA operates in Eastern and Northeastern Pennsylvania and does very little commercial banking outside its primary markets.  To help ensure that risk ratings are accurate and reflect the present and future capacity of borrowers to repay a loan as agreed, the Bank has a structured loan rating and portfolio management process with several layers of internal and external oversight. The Bank’s commercial relationship managers together with the credit administration team are responsible for the timely and accurate risk rating recommendation for the loans in their portfolios at origination and on an ongoing basis. The Bank performs an annual review of all commercial relationships $1,000,000 or greater. Confirmation of the appropriate risk grade is included in the review on an ongoing basis. The Bank engages an external consultant to conduct loan reviews on at least a semi-annual basis. Generally, the external consultant reviews commercial relationships greater than $1,000,000 and/or all criticized relationships.    With the heightened awareness of potential credit risks within the loan portfolio as a result of the economic conditions caused by the COVID-19 Pandemic, the Bank has increased the frequency in which it monitors its borrowers financial performance , especially for those customers who have asked for short term payment relief.  The Bank is also placing greater emphasis on these relationships and the very fluid economic conditions occurring regionally and nationally when it determines the adequacy of its allowance for loan losses.

COVID-19 Short-Term Payment Relief COMMERCIAL 7/31/2020 6/30/2020 5/31/2020 Balance ($) Percent Balance ($) Percent Balance ($) Percent non-residential buildings (except mini-warehouses) 41,452  37.53%  48,141 29.9% 51,739 33.0% residential buildings and dwellings 13,803 12.50% 33,052 23.7% 33,149 21.2% Hotels 31,505  28.51% 31,515 20.7% 31,515 20.1% Full-service restaurants & BARS 3,348  3.03% 7,366 4.9% 7,531 3.8% Other 20,353  18.43% 30,030 20.9% 32,749 21.9% TOTAL $110,451 100.0% $150,104 100.0% $156,683 100.0% CONSUMER 7/31/2020 6/30/2020 5/31/2020 Balance ($) Percent Balance ($) Percent Balance ($) Percent Mortgages 15,235 98.3%  27,672 97.1% 34,522 91.6% Indirect auto 268 1.7%  687 2.4% 1,843 4.9% Other consumer - 0.0%  154 0.5% 1,314 3.5% TOTAL $15,503 100.0% $28,513 100.0% $37,679 100.0% As of July 31, 2020 there are 136 commercial loan modifications outstanding. As of July 31, 2020 25 loans have received a second extension with an underlying principal balance of $29.5 million. As of July 31, 2020 there are 96 mortgage loans and 25 indirect auto loans with an underlying principal balance of $15.5 million. . Balances shown are $ in 000s.

Loan Portfolio Composition 6/30/2020 3/31/2020 9/30/2019 Amount ($) Percent Amount ($) Percent Amount ($) Percent REAL ESTATE LOANS: Residential 605,307 42.1% 600,492 43.8% 597,514 44.6% Construction 10,305 0.7% 10,630 0.8% 5,672 0.4% Commercial 508,056 35.3% 508,690 37.1% 480,647 35.8% COMMERCIAL 66,863 4.7% 70,610 5.2% 55,559 4.1% PAYCHECK PROTECTION PROGRAM (PPP) 75,626 5.3% - - - - Obligations of states and political subdivisions 77,792 5.4% 76,204 5.6% 71,828 5.4% Home equity loans and lines of credit 42,159 2.9% 43,801 3.2% 45,155 3.4% Auto loans 48,920 3.4% 58,504 4.3% 81,983 6.1% Other 2,434 0.2% 2,415 0.2% 2,925 0.2% 1,437,462 100.0% 1,371,346 100.0% 1,341,283 100.0% LESS: ALLOWANCE FOR LOAN LOSSES 14,330 13,179 12,630 NET LOANS $ 1,423,132 $ 1,358,167 $ 1,328,653 Residential Real Estate Construction Commercial Real Estate Commercial Loans PPP Loans State and Political Loans Home Equity Loans & Lines of Credit Auto Loans Other Loans Note: Balances shown are $ in 000s. Diversified loan portfolio with $1.4 Billion in loans outstanding as of June 30, 2020. 78% of commercial loan portfolio is real estate secured. Very limited out of market footprint exposure.

Commercial Real Estate Loans Commercial Real Estate Loan Categories 6/30/2020 Balance ($) Percent Non-residential Buildings (except Mini-warehouses) 177,513 34.9% Residential Buildings or Dwellings 134,083 26.4% Hotels 31,115 6.1% Full-Service Restaurants & BARS 8,926 1.8% Other (120 NAICS CODES) 156,419 30.8% TOTAL 508,056 100.0% Commercial Real Estate Portfolio by NAICS (four largest NAICS categories with short term payment relief requests, see slide 5). Prudent underwriting criteria usually limited to a maximum 75% loan to value at origination and a minimum DSCR of 1.20x. Very limited exposure to non-recourse or limited personal guarantees. Weighted average LTV ratio of Hotel portfolio is 58.7%. CRE Loan Metrics Note: Balances shown are $ in 000s.

CRE – Non-Residential Buildings Non-Owner-Occupied portfolio diversified throughout our market regions by industry and property type. Construction loans require a minimum 20% borrower contribution of the total project costs. Portfolio contains limited speculative financing, with seasoned sponsors and personal recourse. Owner Occupied portfolio diversified by market regions, industry and property type. Non-Resi Buildings Loan Metrics Non-Residential Buildings (Except Mini-Warehouses) 6/30/2020 Balance ($) Percent Non-Residential, non-owner occupied 127,709 71.9% Construction non-residential 19,290 10.9% Non-Residential owner occupied 17,788 10.0% Other 12,726 7.2% TOTAL 177,513 100.0% Note: Balances shown are $ in 000s.

CRE – Residential Buildings The CRE- Residential Buildings portfolio is diversified throughout our market regions with no concentrations within one region or municipality. Properties generally class A and class B. Multi-family and multi-family construction loans granted to borrowers with significant multi-family property operating experience. Loans require personal guarantees by principals who typically have significant net worth and liquidity. 1-4 Family typically have personal guarantees by the principals and strong global cash flow of the borrower & guarantors is heavy weighted in the credit underwriting analysis. Residential Buildings Loan Metrics Residential Buildings and Dwellings 6/30/2020 Balance ($) Percent Multi-family (1st lien) 82,254 61.3% 1-4 (1st lien) non-owner occupied 25,545 19.0% Construction multi-family 9,251 6.9% Other 17,083 12.7% TOTAL 134,133 100.0% Note: Balances shown are $ in 000s.

Other Commercial Loans Commercial loan portfolio well diversified geographically and by industry. Lending focused on small and medium sized businesses. Very limited exposure to syndicated or leveraged loans. No HLT’s in portfolio. Commercial Loan Metrics Commercial Loans 6/30/2020 Balance ($) Percent Residential mental health and substance abuse facilities 10,266 15.4% Financial transactions processing reserve & clearinghouse activities 6,479 9.7% Trusts, Estates, and agency accounts 5,361 8.0% Other building material dealers 5,255 7.9% Full-service restaurants 3,411 5.1% Other (98 NAICS codes) 36,091 53.9% TOTAL 66,863 100.0% Note: Balances shown are $ in 000s.

Risk Rating Stratification ($ in 000s) Commercial Pass Special Mention Substandard Doubtful or Loss TOTAL Commercial real estate loans 487,303 6,683 14,070 - 508,056 Commercial 64,229 - 2,634 - (1) 66,863 Obligations of states and political subdivisions 77,792 - - - 77,792 Totals as of 6/30/2020 $629,324 $6,683 $16,704 0 $652,711 Totals as of 3/31/2020 $634,275 $11,289 $9,940 0 $655,504 RESIDENTIAL/CONSUMER Performing Non-Performing Purchased Credit Impaired TOTAL Real estate loans: Residential 600,891 4,416 - 605,307 Construction 10,305 - - 10,305 Home equity loans and lines of credit 41,806 353 - 42,159 Auto loans 48,753 167 - 48,920 Other 2,421 13 - 2,434 Totals as of 6/30/2020 $704,176 $4,949 0 $709,125 Totals as of 3/31/2020 $710,703 $5,139 0 $715,842 Note: Balances shown are $ in 000s. (1) Does not include PPP loans

Credit Performance (Delinquencies) 6/30/2020 Current 31-60 Days Past Due 61-90 Days Past Due 91+ Days Past Due & Accruing Non-Accrual Total Past Due TOTAL REAL ESTATE LOANS: Residential 598,797 1,259 835 - 4,416 6,510 605,307 Construction 10,305 - - - - - 10,305 Commercial 495,346 89 334 - *12,287 12,710 508,056 COMMERCIAL 63,869 31 130 - 2,833 2,994 66,863 PAYROLL PROTECTION PROGRAM 75,626 - - - - - 75,626 Obligations of states and political subdivisions 77,792 - - - - - 77,792 Home equity loans and lines of credit 41,625 68 113 - 353 534 42,159 Auto loans 48,048 687 18 - 167 872 48,920 Other 2,408 - 13 - 13 26 2,434 Total Delinquency as of 6/30/2020 $1,413,816 $2,134 $1,443 - $20,069 $23,646 $1,437,462 * The increase in non-accrual loans is isolated to two borrowers, one in the hospitality industry and the other in manufacturing (C&I). Both loans are adequately secured by real estate and carry personal guarantees. We are actively pursuing exit strategies on both credits. Note: Balances shown are $ in 000s.

ESSA Bancorp ESSA Bank & Trust Well Capitalized vs. Regulatory Minimums Note: Data as of the quarter ended 6/30/2020.